UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2021

BOOMER HOLDINGS INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-215000	36-4833921
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8670 W. Cheyenne Avenue, Las Vegas, NV 89129
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code  888-266-6370

Securities registered pursuant to Section 12(b) of the Act: None.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

A copy of an Investor Presentation that Boomer Holdings, Inc. (the "Registrant") may use for upcoming meetings with investors and other interested parties is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

The furnishing of the attached presentation is not an admission as to the materiality of any information therein. The information contained in the slides is summary information that is intended to be considered in the context of more complete information included in the Registrant’s filings with the U.S. Securities and Exchange Commission (the “Commission” ) and other public announcements that the Registrant has made and may make from time to time by press release or otherwise. The Registrant undertakes no duty or obligation to update or revise the information contained in this Current Report on Form 8-K except to the extent required by applicable law, although the Registrant may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the Commission, through press releases or through other public disclosures. For important information about forward looking statements, see the slide titled “Forward Looking Statements” in Exhibit 99.1 attached hereto. This information should be read in conjunction with the risk factors and other information contained in the Registrant’s filings with the Commission.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the presentation attached as Exhibit 99.1 to this Current Report shall not be incorporated by reference into any filing with the SEC made by the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

This Form 8-K and the Exhibit contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Registrant’s control. These statements are also based on many assumptions and estimates and are not guarantees of future performance. These statements may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Registrant to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The Registrant assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Our actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation those set forth as "Risk Factors" in our filings with the Commission. There may be other factors not mentioned above or included in the Registrant’s filings that may cause actual results to differ materially from those projected in any forward-looking statement. The Registrant assumes no obligation to update any forward-looking statements as a result of new information, future events or developments, except as required by securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Company Investor Presentation

 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2021	BOOMER HOLDINGS, INC. CORP.

	By:	/s/ Michael Quaid
Name: Michael Quaid
Title: Chief Executive Officer